UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(D) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2006

Inverted Paradigms Corporation

(Exact name of Registrant as specified in its charter)

Delaware	000-27131	88-0381258
(State or other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

1800 2nd Street East, Suite 735

Sarasota, Florida 34236

(941) 256-0436

(Address, including zip code, and telephone and facsimile numbers, including area code, of registrant’s executive offices)

NA

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On June 9, 2006, we entered into an agreement (the “Agreement”) with Big Apple Consulting U.S.A., Inc. to provide Inverted Paradigms Corporation with investor relations and management consulting services for a period of one year. The fees for these services are $75,000 per month.

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be singed on its behalf by the undersigned hereunto duly authorized.

Inverted Paradigms Corporation

Dated: June 15, 2006	By:	/s/ Steven Weldon
Steven Weldon
Chief Financial Officer